POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


April 3, 2002

/S/ DAVID A. BIRD
----------------
David A. Bird
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                           ALLSTATE FINANICAL ADVISORS
                                   (DEPOSITOR)


        Know all men by these presents that the undersigned director of Allstate Financial Advisors constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Allstate Financial Advisors and its Allstate Financial Advisors Separate Account I and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

November 12, 2001

/s/ STEVEN E. SHEBIK
----------------------------------
      Steven E. Shebik
      Director and Vice President